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                                   EXHIBIT 24








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                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each director and officer whose signature appears below constitutes and appoints each of J. Allen Fears and David K. Moskowitz, as true and lawful attorneys-in-fact and agents, in any and all capacities to sign a Registration Statement on Form S-8 (and, if any, any and all amendments, including pre-effective and post-effective amendments thereto) in relation to an offering by EchoStar Communications Corporation (the "Corporation") of up to 8,000 shares of the Corporation's Class A Common Stock to employees of the Corporation who have been with the Corporation or its subsidiaries for at least ninety (90) days pursuant to the 1996 Launch Bonus Plan of the Corporation, and to file the same with all exhibits thereto, and other documents in connection therewith with the Securities Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do all such other acts and execute all such other documents as he may deem necessary or desirable in connection with the foregoing, as fully as if the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated as of September 6, 1996.

        Signature                                      Title
        ---------                                      -----

/s/ CHARLES W. ERGEN               Chairman, Chief Executive Officer and
- -------------------------------    President
Charles W. Ergen                   (Principal Executive Officer)

/s/ STEVEN B. SCHAVER              Vice President and Chief Financial Officer
- -------------------------------    (Principal Financial Officer)
Steven B. Schaver


/s/ J. ALLEN FEARS                 Vice President, Treasurer and Controller
- -------------------------------    (Principal Accounting Officer)
J. Allen Fears

/s/ R. SCOTT ZIMMER                Director
- -------------------------------
R. Scott Zimmer


/s/ JAMES DEFRANCO                 Director
- -------------------------------
James DeFranco


/s/ RAYMOND L. FRIEDLOB            Director
- -------------------------------
Raymond L. Friedlob


/s/ ALAN M. ANGELICH               Director
- -------------------------------
Alan M. Angelich